Exhibit 99.2

Third Quarter 2009 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, and Treasurer

1 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial condition; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Non-GAAP Financial Measures A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). This presentation contains the non-GAAP financial measure total liquidity and a reconciliation of total liquidity to the most comparable GAAP financial measure of cash and cash equivalents. DPL measures total liquidity as its cash and cash equivalents plus available capacity under existing short-term credit facilities. DPL believes that the total liquidity measure provides useful information about the company’s ability to meet its current obligations and commitments. However, non-GAAP financial measures are not substitutes for financial measures determined in accordance with GAAP, and may not be comparable to financial measures reported by other companies.

3 Third Quarter 2009 Financial and Operational Highlights Diluted earnings per share Q3 2009: $0.59 Q3 2008: $0.42 Significant improvement in Q3 2009 plant performance resulted in reduced purchased power and higher wholesale sales volume. Generation Output (GWH) EFOR Q3 2009 Q3 2008 Q3 2009 Q3 2008 DP&L Operated Coal 2,182 1,789 7.0% 8.1% Partner Operated Coal 2,212 1,725 11.0% 22.8% Total Baseload Coal 4,394 3,514 9.0% 15.6% Other Generation 34 99 Total 4,428 3,613

4 Coal optimization Q3 2009 gains on coal sales of approximately $11 million. Projected annual gains on coal sales: 2009: $65 million 2010: $20 million Remain 100% hedged for committed burn through 2010. Third Quarter 2009 Financial and Operational Highlights (continued)

5 Current Environment Although the economy remains weak, certain indicators are stabilizing. Sources: U.S. Bureau of Labor Statistics and Ohio Department of The graph above is weather adjusted. Jobs and Family Services As expected, the impact of the economic recession on quarterly retail sales declined in the third quarter 2009. 2010 retail sales are projected to be flat compared to 2009, on a weather normalized basis. Unemployment Rates Impact of Economy on Retail GWHs (2009 vs. 2008) 1st Qtr. 2nd Qtr. 3rd Qtr. -7% impact -10% impact -6% impact

6 Current Environment (continued) Mild weather negatively impacted 3rd quarter 2009 gross margin by approximately $12 million. Total cooling degree days were 29% below same period in 2008 and 34% below normal. Market prices for power continue to lag the prior year. The table above is a market snapshot and reflects the average on- and off -peak real time prices for the AEP-Dayton Hub pricing point in PJM for the 3rd Quarter 2009 and 2008, respectively. Average AEP-Dayton Hub Price ($/MWH) Q3 2009 Q3 2008 Variance On-Peak $33 $74 -55% Off-Peak $25 $41 -39%

7 Regulatory Update Filed an amended AMI / Smart Grid Plan with the PUCO on August 4, 2009. Filed an updated Transmission Cost Recovery Rider and new RPM Recovery Rider with the PUCO on September 23, 2009. Significantly Excessive Earnings Test workshop held at the PUCO on October 5, 2009. Projected Jan/Feb 2010 fuel and purchased power costs will be filed with the PUCO on October 30, 2009. Estimated Capital Costs ($ in millions) Implementation Period AMI $184 3 years Smart Grid $195 10 years

Third Quarter 2009 Financial Results

9 Financial Results For the Three Months Ended September 30, 2009 and 2008 3rd Quarter 2009 Earnings Drivers Gross Margin up $25.4 million due to: Higher retail rates due to the continued recovery of environmental costs and the impacts of the transmission cost recovery rider; Increased wholesale sales volume; and Lower purchased power costs due to reduced purchases and lower market prices; partially offset by 11% reduction in retail sales volume due to mild weather and economic conditions; Lower gains on coal sales; Higher fuel costs due to improved plant performance; Lower average market wholesale prices; and Lower RTO related revenues. O&M up $5.6 million due to: Higher employee benefit expenses; Increase in deferred compensation costs; and Increase in the Universal Service Fund rate rider for assistance to low-income retail customers. For the Three Months Ended September 30, $ in millions except per share amounts 2009 2008 Gross Margin $257.9 $232.5 (a) Operating expenses Operation and maintenance 73.8 68.2 (b) Other operating expenses 67.6 68.1 Total operating expenses 141.4 136.3 Operating income 116.5 96.2 Other income / (expense), net Investment income 0.1 0.5 Interest expense (19.6) (21.9) Other income / (deductions) (0.9) (0.4) Total other income / (expense), net (20.4) (21.8) Earnings before income tax 96.1 74.4 Income tax expense 28.2 26.4 Net Income $67.9 $48.0 Diluted earnings per share $0.59 $0.42

Liquidity and Capital Outlook

11 As of October 28, 2009 $25 million drawn on the combined $320 million revolvers as of October 28, 2009. Anticipate minimal to no borrowings outstanding on the combined revolvers at the end of 2009. Total Liquidity (1) Estimated. (2) The total liquidity measure is a non-GAAP financial measure. The most directly comparable GAAP financial measure for liquidity is cash and cash equivalents as presented in this table. Total Liquidity ($ in millions) Cash and Cash Equivalents (1) $30.0 Restricted Funds 7.9 Short-term Investments (1) 55.0 Total 92.9 Available Credit from $220M Revolver 195.0 Available Credit from $100M Revolver 100.0 Total Liquidity as of October 28, 2009(1,2) $387.9

12 On October 26, 2009, a warrant holder chose to fully exercise 3.5 million warrants. DPL issued 3.5 million shares of common stock from treasury and received cash proceeds of $73.5 million. Approximately 8.5 million warrants remain outstanding with an exercise price of $21 per warrant. These warrants expire March 2012. On October 28, 2009, the DPL Board of Directors approved a Stock Repurchase Program under which: DPL may use proceeds it receives from the exercise of warrants to repurchase common stock. The Program will run through June 30, 2012, which is three months after the end of the warrant exercise period. Warrant Exercise DPL Board Approves Limited Stock Repurchase Program

13 2009 - 2011 Capital Outlook Construction Additions ($ in millions) 2009 – 2011 estimated construction additions Base: $540 million Proposed AMI/Smart Grid: $188 million (Filed with PUCO Aug. 2009) Total $728 million $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E Base Proposed AMI/Smart Grid

2009 – 2010 Earnings Guidance

15 2009 and 2010 Earnings Guidance Affirmed Earnings guidance 2009: $2.00 to $2.20 per share 2010: $2.35 to $2.60 per share